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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

       Date of report (Date of earliest event reported): August 21, 2001

                          ARC Wireless Solutions, Inc.
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             (Exact Name of Registrant as Specified in its Charter )

                                      Utah
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                 (State of Other Jurisdiction of Incorporation)

             000-18122                                   87-0454148
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     (Commission File Number)               (IRS Employer Identification Number)

                           4860 Robb Street, Suite 101
                       Wheat Ridge, Colorado, 80033-2163
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           (Address of principal executive offices including zip code)

                                 (303) 421-4063
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              (Registrant's telephone number, including area code)

                                Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

     On August 21, 2001, the Registrant acquired certain commercial assets of the wireless communications products line of Ball Aerospace and Technology Corp.
(BATC). These assets consist of raw materials and finished goods inventory, production tooling equipment, testing equipment and an exclusive license agreement to use patents related to wireless communications for commercial purposes. The Registrant acquired these assets for $925,389. BATC continues to market wireless communications products for military and governmental purposes. The Registrant used its lines of credit to pay for the acquisition.

     The Registrant issued a press release announcing the acquisition on August 22, 2001 and a copy of that press release is attached to this Report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

Exhibit
Number    Description
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99.1      Press release issued by the Registrant dated August 22, 2001


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act Of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            ARC WIRELESS SOLUTIONS, INC.


Date:    August 31, 2001                    By:  /s/  Monty R. Lamirato
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                                                      Monty R. Lamirato
                                                      Chief Financial Officer